EXECUTION COPY









                               TW HOLDINGS, INC.,

                                    as Seller


                                  SEAFIRST BANK
                      AND THE OTHER PURCHASERS NAMED HEREIN

                                 as Purchasers,


                                  SEAFIRST BANK

                                    as Agent,

                                       and

                            TRENDWEST RESORTS, INC.,

                               as Master Servicer


                         ------------------------------

                              AMENDMENT NUMBER ONE
                          DATED AS OF DECEMBER 30, 1997
                         TO SECOND AMENDED AND RESTATED
                         RECEIVABLES TRANSFER AGREEMENT
                            DATED AS OF JUNE 1, 1997
                         ------------------------------

         This Amendment Number One dated as of December 30, 1997 (this "Amendment") to Second Amended and Restated Receivables Transfer Agreement dated as of June 1, 1997, (the "Receivables Transfer Agreement"), is made among TW HOLDINGS, INC., a Nevada corporation (the "Seller"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association doing business as Seafirst Bank ("Seafirst"), and the other purchasers named herein (collectively, the "Purchasers"), SEAFIRST as agent for the Purchasers (in such capacity, the "Agent"), and TRENDWEST RESORTS, INC., an Oregon corporation ("TRENDWEST" or, in its capacity as Master Servicer, the "Master Servicer").


                                    RECITALS

         WHEREAS, the Seller, the Purchasers, the Agent and TRENDWEST executed the Receivables Transfer Agreement; and

         WHEREAS, pursuant to Section 12.01 of the Receivables Transfer Agreement, the Agent may, upon the instruction of the Required Purchasers, modify certain terms of the Receivables Transfer Agreement with the consent of all Purchasers, including the definition of the terms "Commitment Amount", "Pro Rata Share", and "Purchasers"; and

         WHEREAS, Seafirst as one of the Purchasers has requested that its Pro Rata Share be increased by $5,000,000; and

         WHEREAS, the parties to the Receivables Transfer Agreement, have agreed to increase the Commitment Amount to $98,000,000; and

         WHEREAS, the parties desire to have the Seller transfer additional Receivables to the Agent;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

         Section 1.01. Effective immediately, the definitions of "Commitment Amount" and "Pro Rata Share" set forth in Section 1.01 of the Receivables Transfer Agreement shall be amended to read in their entirety as follows:

         "Commitment Amount" means $98,000,000.

         "Pro Rata Share" means for each Purchaser the percentage set forth opposite its name below:


4823363\3\00118.AMD/3.27.98
Seattle
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
                  Purchaser                                            Pro Rata Share
         Seafirst Bank                                                      25.51%
         First National Bank of Chicago                                     15.31%
         Societe Generale                                                   15.31%
         The Bank of Tokyo-Mitsubishi, Ltd.                                 10.20%
         KeyBank National Association                                       10.20%
         Sanwa Bank California                                              10.20%
         First Security Bank of Idaho, N.A.                                  8.16%
         U.S. Bank National Association                                      5.10%


                                            Total                           100.0%


         Section 1.02. The Purchasers each hereby instruct the Agent to amend the Receivables Transfer Agreement as set forth above and further consent to such amendment.

         Section 1.03. This Amendment may be executed in counterpart signatures by the parties hereto, which, when taken together, shall constitute one binding instrument among the parties hereto.

         Section 1.04. The Seller, the Purchasers, the Agent and TRENDWEST hereby further ratify, confirm and approve all of the provisions of the Receivables Transfer Agreement and their applicability hereto. Except as expressly amended by the terms hereof, the terms of the Receivables Transfer Agreement shall remain in full force and effect.

         Section 1.05. The Seller hereby represents and warrants that (i) the respective representations and warranties made by the Seller in the Receivables Transfer Agreement are true and correct with the same force and effect as though made on and as of the date hereof and (ii) no Termination Event or Unmatured Termination Event has occurred and is continuing nor will occur as a result of amending the Receivables Transfer Agreement in the manner set forth above.

         Section 1.06. The Master Servicer  hereby  represents and warrants that
(i) the respective representations and warranties made by the Master Servicer in the Receivables Transfer Agreement are true and correct with the same force and effect as though made on and as of the date hereof and (ii) no Termination Event or Unmatured Termination Event has occurred and is continuing nor will occur as a result of amending the Receivables Transfer Agreement in the manner set forth above.

         Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Receivables Transfer Agreement.


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



         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf by their officers duly authorized thereunto, as of the day and year first above written.



                               TW HOLDINGS, INC., as Seller



                               By ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________



                               TRENDWEST RESORTS, INC., as Master
                                Servicer



                               By ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________



                               BANK OF AMERICA NATIONAL TRUST AND
                               SAVINGS ASSOCIATION doing business as
                               SEAFIRST BANK, as Agent



                               By ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________



                               BANK OF AMERICA NATIONAL TRUST AND
                               SAVINGS ASSOCIATION doing business as
                               SEAFIRST BANK, as Purchaser



                               By ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________




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



                               FIRST NATIONAL BANK OF CHICAGO



                               By ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________



                               SOCIETE GENERALE



                               By ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________



                               THE BANK OF TOKYO-MITSUBISHI, LTD., as
                               Purchaser



                               By ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________



                               KEYBANK NATIONAL ASSOCIATION



                               By ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________



                               SANWA BANK CALIFORNIA



                               By ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________




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


                               FIRST SECURITY BANK OF IDAHO, N.A.



                               By ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________



                               U.S. BANK NATIONAL ASSOCIATION



                               By ____________________________________
                                  Name:  _____________________________
                                  Title: _____________________________





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